UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 16, 2012

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200

HOUSTON, TEXAS 77057

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 --   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)           At a meeting held on July 11, 2012, upon the recommendation of the Compensation Committee of Consolidated Graphics, Inc. (the “Company”), the Board of Directors of the Company adopted the Consolidated Graphics, Inc. 2012 Long Term Incentive Plan (“Plan”), subject to the approval of the shareholders of the Company.  At the Annual Meeting of Shareholders (“Annual Meeting”) of the Company held on August 16, 2012, the shareholders ratified the adoption of the 2012 Plan as set forth in Item 5.07 below.

The 2012 Plan will be administered by the Compensation Committee. The 2012 Plan provides for a total of 350,000 shares.  Shares that are forfeited or terminated, expire unexercised, are settled in cash or in a manner that all or some shares covered by an award are not issued, will again be available for incentive awards under the 2012 Plan.  Currently, no shares may be granted as stock appreciation rights (SARs), restricted stock awards, restricted stock units or other stock based awards.  Unless the 2012 Plan is amended with shareholder approval, all the shares reserved for issuance under the 2012 Plan can only be used for grants of stock options.  The maximum amount of shares that may be granted (in the case of stock options and SARs or that may vest (in the case of restricted stock, restricted stock units or other stock-based awards) in any calendar year pursuant to any incentive award for any individual grantee shall be 200,000 shares.

The above is a brief summary of the principal features of the 2012 Plan and its operation.  For additional information regarding the 2012 Plan, please refer to the full text of the 2012 Plan, a copy of which is attached to the Definitive Proxy Statement previously filed by the Company with the Securities and Exchange Commission in connection with the Annual Meeting.

ITEM 5.07 —   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting the following proposals were submitted to a vote of the shareholders through the solicitation of proxies:

Proposal 1 - Election of Class I Directors

The following persons were elected to serve as Class I Directors on the Company’s Board of Directors until the 2015 Annual Meeting, and until their successors have been duly elected and qualified or until the earlier of their resignation or removal. Voting results were as follows:

	For	Withheld	Broker Non-Votes

Brady F. Carruth	9,138,354	525,545	460,748
I.T. Corley	9,414,074	249,825	460,748

Directors continuing in office as Class II Directors are Gary L. Forbes and Hugh James H. Limmer and Class III Directors are Joe R. Davis and Todd A. Reppert.

Proposal 2 — To Approve in a Non-binding Advisory Vote the Compensation of the Named Executive Officers

At the Annual Meeting, the Company’s shareholders voted in favor of the non-binding advisory resolution on the compensation of the named executive officers. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
8,787,614	96,908	19,987	460,748

Proposal 3 — To ratify the adoption of the Consolidated Graphics, Inc. 2012 Long Term Incentive Plan

At the Annual Meeting, the Company’s shareholders ratified the adoption of the Plan.  The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
8,078,536	766,596	59,377	460,748

Proposal 4 — Ratify Appointment of KPMG LLP as Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting Firm. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
9,242,592	104,518	18,146	—

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By:	/s/ Jon C. Biro

Jon C. Biro
Executive Vice President and Chief Financial and Accounting Officer

Date: August 20, 2012